                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-1

Original Principal Balance                                                       229,000,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS        BALANCE
   Principal Amount of Notes as of Prior Distribution Date                                 0.00    0.000000

   Principal Amount of Notes as of Current Distribution Date                               0.00    0.000000

                           Pool Factor                                                 0.000000

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                          0.00                     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                             0.00                     0.000000
   Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                              ----------------
   Total Interest Distributable Amount                                    0.00                     0.000000

   Interest Distribution Amount                                           0.00                     0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00    0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                         0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-2

Original Principal Balance                                                       458,000,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS        BALANCE
   Principal Amount of Notes as of Prior Distribution Date                       445,054,175.14   971.734007

   Principal Amount of Notes as of Current Distribution Date                     394,673,813.80   861.733218

                           Pool Factor                                                 0.861733

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                 50,380,361.34                    110.000789

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       945,740.12                      2.064935
   Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                              ----------------
   Total Interest Distributable Amount                              945,740.12                      2.064935

   Interest Distribution Amount                                           0.00                      0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00     0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                         0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-3

Original Principal Balance                                                       348,000,000.00

                                                                                                   PER $1000
                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS         BALANCE
   Principal Amount of Notes as of Prior Distribution Date                       348,000,000.00   1000.000000

   Principal Amount of Notes as of Current Distribution Date                     348,000,000.00   1000.000000

                           Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                          0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       957,000.00                       2.750000
   Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                              ----------------
   Total Interest Distributable Amount                              957,000.00                       2.750000

   Interest Distribution Amount                                           0.00                       0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00      0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                       0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-4

Original Principal Balance                                                       341,000,000.00

                                                                                                   PER $1000
                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS         BALANCE
   Principal Amount of Notes as of Prior Distribution Date                       341,000,000.00   1000.000000

   Principal Amount of Notes as of Current Distribution Date                     341,000,000.00   1000.000000

                           Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                          0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                     1,116,775.00                       3.275000
   Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                              ----------------
   Total Interest Distributable Amount                            1,116,775.00                       3.275000

   Interest Distribution Amount                                           0.00                       0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00      0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                       0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class B-1

Original Principal Balance                                                        60,000,000.00

                                                                                                   PER $1000
                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                 TOTALS          BALANCE
   Principal Amount of Notes as of Prior Distribution Date                        60,000,000.00   1000.000000

   Principal Amount of Notes as of Current Distribution Date                      58,834,225.91    980.570432

                           Pool Factor                                                 0.980570

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                  1,165,774.09                      19.429568

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       175,500.00                       2.925000
   Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                              ----------------
   Total Interest Distributable Amount                              175,500.00                       2.925000

   Interest Distribution Amount                                           0.00                       0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00      0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                       0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class C-1

Original Principal Balance                                                        64,000,000.00

                                                                                                   PER $1000
                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                  TOTALS         BALANCE
   Principal Amount of Notes as of Prior Distribution Date                        64,000,000.00   1000.000000

   Principal Amount of Notes as of Current Distribution Date                      64,000,000.00   1000.000000

                           Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                          0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       192,000.00                       3.000000
   Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                              ----------------
   Total Interest Distributable Amount                              192,000.00                       3.000000

   Interest Distribution Amount                                           0.00                       0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00      0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                       0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class D-1

Original Principal Balance                                                        52,000,000.00

                                                                                                   PER $1000
                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                 TOTALS          BALANCE
   Principal Amount of Notes as of Prior Distribution Date                        52,000,000.00   1000.000000

   Principal Amount of Notes as of Current Distribution Date                      52,000,000.00   1000.000000

                           Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

   Principal Distribution Amount                                          0.00                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

   Note Monthly Interest Distributable Amount                       176,366.67                       3.391667
   Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                              ----------------
   Total Interest Distributable Amount                              176,366.67                       3.391667

   Interest Distribution Amount                                           0.00                       0.000000
                                                              ----------------

   Current Interest Carryover                                                              0.00      0.000000

                                                                                                    PER $1000
                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                           ORIG PRIN BAL
   Aggregate Principal Balance                                1,340,516,840.43

   Overcollateralization Amount                                  82,008,800.72

   Servicing Fee                                                  1,443,228.00                         0.000902

   Spread Account                                                13,405,168.40
   Net Change in Spread Account                                    (449,816.85)

   Net Collections                                               56,079,754.07

   Aggregate Principal Balance of Delinquent Contracts            5,402,876.13

   Aggregate Excess Spread Amount                                            -
   Total Initial Spread Deposit Repayment                                    -
                                                              ----------------
   Certificate Distributable Amount                                          -
                                                              ================